UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

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☒	Definitive Proxy Statement

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FFBW, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 18, 2019

Dear Fellow Stockholder:

We cordially invite you to attend the 2019 Annual Meeting of Stockholders of FFBW, Inc. (the “Company”). The Company is the holding company of First Federal Bank of Wisconsin, and our common stock is traded on the Nasdaq Capital Market under the symbol “FFBW”. The annual meeting will be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 22, 2019, at 2:00 p.m., Central time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of the Company. Also enclosed for your review is our Annual Report for the year ended December 31, 2018, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, are expected to be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors and the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2019. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of FFBW, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2018 Annual Report are available at: www.firstfederalwisconsin.com.

Sincerely, Edward H. Schaefer President and Chief Executive Officer

FFBW, Inc.

1360 South Moorland Road

Brookfield, Wisconsin 53005

(262) 542-4448

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 22, 2019

Notice is hereby given that the 2019 Annual Meeting of Stockholders of FFBW, Inc. will be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 22, 2019 at 2:00 p.m., Central time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of four directors;

2.	the ratification of the appointment of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2019; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 29, 2019 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF FFBW, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors Kathryn Sawyer Gutenkunst Corporate Secretary

Brookfield, Wisconsin

April 18, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FFBW, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2018 ARE EACH AVAILABLE ON THE INTERNET AT WWW.FIRSTFEDERALWISCONSIN.COM.

PROXY STATEMENT

FFBW, Inc.

1360 South Moorland Road

Brookfield, Wisconsin 53005

(262) 542-4448

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 22, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FFBW, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 22, 2019 at 2:00 p.m., Central time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 12, 2019.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of FFBW, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of FFBW, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Nikola Schaumberg, Chief Financial Officer, at (262) 542-4448.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of FFBW, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 29, 2019 are entitled to one vote for each share then held. As of March 29, 2019, there were 6,667,306 shares of common stock issued and outstanding.

FFBW, Inc.’s Charter provides that, for a period of five years from the closing of FFBW, Inc.’s stock offering completed in October 2017, no person, other than FFBW, MHC, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of FFBW, Inc. held by persons other than FFBW, MHC, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 29, 2019, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 1360 South Moorland Road, Brookfield, Wisconsin 53005.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
FFBW, MHC
1360 South Moorland Road
Brookfield, Wisconsin 53005	3,636,875		54.5%

Directors
Edward H. Schaefer	54,467	(3)	*
Kathryn Sawyer Gutenkunst	10,674	(4)	*
Stephen W. Johnson	17,074	(5)	*
Thomas C. Martin	14,574	(6)	*
Thomas L. McKeever	14,574	(7)	*
Michael J. Pjevach	12,574	(8)	*
Daniel D. Resheter	10,574	(9)	*
Gary D. Riley	10,574	(10)	*
James A. Tarantino	30,863	(11)	*

Executive Officer who is not a Director
Nikola B. Schaumberg	20,354	(12)	*

All directors and executive officers as a group (10 persons)	196,302		2.9%

*	Less than 1%.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of FFBW, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 29, 2019. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of FFBW, Inc. common stock

(2)	Based on a total of 6,667,306 shares of common stock outstanding as of March 29, 2019.
(3)	Includes 2,066 shares held in Mr. Schaefer’s account in our ESOP and 32,401 unvested shares of restricted stock.
(4)	Includes 4,574 unvested shares of restricted stock.
(5)	Includes 7,000 shares held through Mr. Johnson’s IRA, 5,500 shares held through a trust of which Mr. Johnson serves as trustee, and 4,574 unvested shares of restricted stock.
(6)	Includes 4,574 unvested shares of restricted stock.
(7)	Includes 4,574 unvested shares of restricted stock.
(8)	Includes 4,574 unvested shares of restricted stock.
(9)	Includes 4,574 unvested shares of restricted stock.
(10)	Includes 4,574 unvested shares of restricted stock.
(11)	Includes 13,200 shares owned by Mr. Tarantino’s children and 6,863 unvested shares of restricted stock.
(12)	Includes 1,208 shares held in Ms. Schaumberg’s account in our ESOP, 4,000 shares held through the IRA of Ms. Schaumberg’s spouse, and 14,960 unvested shares of restricted stock.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if FFBW, MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2019, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Management anticipates that FFBW, MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If FFBW, MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Participants in the First Federal Bank of Wisconsin Employee Stock Ownership Plan

If you participate in the First Federal Bank of Wisconsin Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is May 15, 2019 at 11:59 p.m. Central time. The telephone and internet voting deadline for ESOP participants is also 11:59 p.m. Central time on May 15, 2019.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Four directors have been nominated for election at the annual meeting to serve as directors. The Board of Directors has nominated Thomas L. McKeever for a one-year term ending in 2020 and until his successor has been elected and qualified. In addition, the Board of Directors has nominated Jose A. Olivieri, Christine A. Specht, and James A. Tarantino, each to serve as a director for a three-year term and until their successors have been elected and qualified. All nominees have agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and our executive officer who is not a director, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of March 31, 2019, and term as a director includes service with First Federal Bank of Wisconsin.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of FFBW, Inc. is also a director of First Federal Bank of Wisconsin and FFBW, MHC.

Directors

The nominees for director are:

For one year term ending in 2020

Thomas L. McKeever, age 54, is a dentist and is a partner of Mukwonago Family Dentistry, Mukwonago, Wisconsin. As one of the managers of his dental practice, Dr. McKeever provides the board insight into the operations of a small business and provides insight into small business customer needs in our market area.

For three year term ending in 2022

José A. Olivieri, age 61, is the Managing Partner of the Milwaukee office of the full-service law firm Michael Best & Friedrich LLP. Mr. Olivieri’s practice includes representing management in employment related matters and business immigration law. He is also the leader of the firm’s Higher Education Practice, and served as Chair of the Michael Best’s Labor and Employment Relations Practice Group from 2007 to 2015. Outside of his legal practice, Mr. Olivieri has served in a variety of leadership positions for local organizations. Mr. Olivieri provides the board with valuable legal insight with respect to certain business and employment matters. Mr. Olivieri received his J.D. from Marquette University Law School in 1981.

Christine A. Specht, age 44, is the Chief Executive Officer of Cousins Subs, a sub sandwich chain headquartered in Menomonee Falls, Wisconsin, a role she has held since January 2019. Prior to this from 2015 until 2019, in addition to Chief Executive Officer, she also held the role of President of Cousins Subs. Ms. Specht first began her career at Cousins Subs in 2001 as the Human Resources Manager. In 2008, she became the President and Chief Operating Officer, and in 2015 assumed the role of President and Chief Executive Officer. In her current role as CEO she remains the visionary for the brand focused on continuing a strong culture throughout Cousins’ system and leading growth and business strategy. Ms. Specht serves in leadership positions for a variety of local organizations. She has received the Cum Deo award from the Lutheran High School Association in 2017 in honor of her Christian service and accomplishments in business. In 2018, Specht was honored as one of the Milwaukee Business Journal’s Women of Influence and recognized in Fast Casual magazine’s “Women in the Lead” series. Ms. Specht brings vision and experience in growth and business strategy to the board.

James A. Tarantino, age 61, is the Founder, Sole Member and serves as Chief Operating Officer of Capri Communities LLC, one of the largest senior living operators based in Wisconsin. In addition, Mr. Tarantino serves as Managing Member of a portfolio of over 14 senior housing developments and campuses in southeastern Wisconsin. Mr. Tarantino’s expertise includes real estate development, debt and equity structuring, design and construction, real estate and health care management. Mr. Tarantino serves as Chairman of the Board and his extensive experience as a business owner provides the board with an important perspective on managerial oversight and on the development of product offerings.

The following directors of FFBW, Inc. have terms ending in 2020:

Stephen W. Johnson, age 66, is retired. Prior to his retirement in March 2016, from May 2014 until March 2016, Mr. Johnson served as president of First Federal Bank of Wisconsin, a position he assumed in connection with our merger with Bay View Federal. Prior to the merger, from 2006 until May 2014, Mr. Johnson served as president and chief executive officer of Bay View Federal. He is presently serving as a director on the Wisconsin Banker’s Benefits and Insurance Committee Board. Mr. Johnson has over 27 years of banking experience and this extensive experience, as well as his institutional knowledge of the former Bay View Federal, provides assistance to the board in assessing trends and developments in the financial institutions industry on a local and national level.

Edward H. Schaefer, age 57, is president and chief executive officer of First Federal Bank of Wisconsin, positions he has held since July 2016. Prior to this appointment, from 2010 until 2016, Mr. Schaefer served as president and chief executive officer of Citizens Community Federal NA, a national bank headquartered in Eau Claire, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp, Mr. Schaefer has over 32 years of banking experience, including managerial as well as all aspects of credit administration and underwriting. In addition to his extensive banking experience, during his career Mr. Schaefer served for seven years as president and chief executive officer of Huntsinger Farms, Inc., and its subsidiary Silver Spring Foods, Inc., Eau Claire, Wisconsin, one of the world's largest grower and processors of horseradish and horseradish related products. Mr. Schaefer’s broad business, banking and managerial experience, including his knowledge of commercial and residential lending, provides the board with a perspective on the day to day operations of First Federal Bank of Wisconsin and assists the board in assessing the trends and developments in the financial institutions industry on a local and national basis.

The following directors of FFBW, Inc. have terms ending in 2021:

Kathryn Sawyer Gutenkunst, age 57, is a partner at Cramer, Multhauf & Hammes, a full-service law firm headquartered in Waukesha, Wisconsin. Ms. Gutenkunst concentrates her practice on civil litigation, family law, municipal law, and law related to land use and development, real estate and eminent domain. Ms. Gutenkunst’s knowledge of real estate law provides the board with valuable business acumen and knowledge of the real estate market in our market area.

Thomas C. Martin, age 77, is retired. Prior to his retirement in 2007, from 1995 to 2007, Mr. Martin served as president and chief executive officer of First Federal Bank of Wisconsin. Mr. Martin has over 40 years of managerial and business experience. This experience provides the board with broad knowledge of corporate responsibility and oversight of management.

Michael J. Pjevach, age 55, is Senior Vice President-West Region of Coach USA, Inc. Mr. Pjevach has over 30 years of general business administration and corporate and financial experience. This experience provides the board with financial sophistication and general business acumen.

Executive Officer Who is Not a Director

Nikola B. Schaumberg, age 43, is our chief financial officer, a position she has held since November 2012. Prior to this, from 2001 until 2012, Ms. Schaumberg served as Controller of Westbury Bank, West Bend, Wisconsin. Ms. Schaumberg has over 20 years of experience in accounting and the financial services industry.

Board Independence

The Board of Directors has determined that each of our directors, other than Edward H. Schaefer and Gary D. Riley, are considered independent under the Nasdaq Stock Market corporate governance listing standards. Mr. Schaefer is not considered independent because he is an executive officer of First Federal Bank of Wisconsin. Mr. Riley is not considered independent because he was a former executive officer of First Federal Bank of Wisconsin. In determining the independence of our directors, the Board of Directors considered relationships between First Federal Bank of Wisconsin and our directors that are not required to be reported under “ − Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at First Federal Bank of Wisconsin. In addition, we utilize the services of a law firm in which one of our directors is a partner. Fees paid to the firm for 2018 were $11,434.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by James A. Tarantino, who is an independent director. This ensures a greater role for the independent directors in the oversight of FFBW, Inc. and First Federal Bank of Wisconsin and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of independent Board of Directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect FFBW, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within FFBW, Inc.  The Board of Directors of First Federal Bank of Wisconsin also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of FFBW, Inc. and First Federal Bank of Wisconsin such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2018, we believe that none of our executive officers, directors or 10% beneficial owners of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

FFBW, Inc. has adopted a Code of Ethics for Senior Officers that applies to FFBW, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.firstfederalwisconsin.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

FFBW, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2018 annual meeting.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: FFBW, Inc., 1360 South Moorland Road, Brookfield, Wisconsin 53005, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about FFBW, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of FFBW, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of FFBW, Inc. are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

During 2018, the Board of Directors of FFBW, Inc. and First Federal Bank of Wisconsin held seven regular meetings and one special meeting. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Pjevach, Resheter, and McKeever, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Pjevach serves as chair of the Audit Committee. The Board of Directors has determined that Director Pjevach qualifies as an “Audit Committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.firstfederalwisconsin.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of FFBW, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended December 31, 2018.

Compensation Committee. The Compensation Committee is comprised of Directors Tarantino, Pjevach, and Martin. Mr. Tarantino serves as chair of the Compensation Committee. Each member is considered “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Compensation Committee met five times during the year ended December 31, 2018.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee FFBW, Inc.’s compensation and incentive plans, policies and programs, and to oversee FFBW, Inc.’s management development and succession plans for executive officers. FFBW, Inc.’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at www.firstfederalwisconsin.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of FFBW, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Gutenkunst, McKeever, and Tarantino, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. Director Gutenkunst serves as the chairman of the Committee. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is posted on the Company website: www.firstfederalwisconsin.com. The Nominating and Corporate Governance Committee met once during the year ended December 31, 2018.

The functions of the Nominating and Corporate Governance Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●	to review and monitor compliance with the requirements for board independence;

●	to review the committee structure and make recommendations to the Board regarding committee membership; and.

●	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has personal and professional ethics and integrity;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

●	satisfies the director qualifications set forth in the Company’s Bylaws;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

●	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen First Federal Bank of Wisconsin’s position in its community and can assist First Federal Bank of Wisconsin with business development through business and other community contacts.

Nominating Procedures.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 1360 South Moorland Road, Brookfield, Wisconsin 53005. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to FFBW, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on FFBW, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of FFBW, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on FFBW, Inc.’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in FFBW, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of FFBW, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by FFBW, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of FFBW, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2018.

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301.

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that FFBW, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Michael J. Pjevach (Chairman)

Thomas L. McKeever

Daniel D. Resheter, Jr.

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as First Federal Bank of Wisconsin, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2018, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal Bank of Wisconsin, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2018, and were made in compliance with federal banking regulations.

Executive Compensation

Summary Compensation Table. The table below summarizes for the year ended December 31, 2018 and 2017 the total compensation paid to or earned by our President and Chief Executive Officer, Edward H. Schaefer, and our two other most highly compensated executive officers for the year ended December 31, 2018. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus (1) ($)	Stock awards(2) ($)	Option awards(2) ($)	All Other Compensation(3) ($)	Total ($)

Edward H. Schaefer	2018	233,365	48,640	347,663	269,740	35,867	935,275
President and Chief Executive Officer	2017	210,408	46,893	-	-	49,382	306,683

Nikola B. Schaumberg	2018	134,808	27,000	139,061	107,895	22,282	431,046
Chief Financial Officer	2017	132,403	13,250	-	-	14,655	160,405

David D. Rosenwald	2018	88,425	-	-	-	63,776	152,200
Former Chief Lending Officer	2017	131,404	10,438	-	-	24,995	166,837

____________________

(1)	Amounts in this column represent a discretionary bonus.
(2)

These amounts represent the aggregate grant data fair value for outstanding stock option or restricted stock awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option and restricted stock awards are described in Note 20 of the notes to the consolidated financial statements included in the FFBW Inc. Annual Report on Form 10-K for the year ended December 31, 2018. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of FFBW Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive officer will be at or near the value shown above.

(3)

The amounts in this column reflect what First Federal Bank of Wisconsin paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:

All Other Compensation
Name	ESOP Awards(a) ($)	Employer Contributions to Profit Sharing Plan ($)	Severance(b) ($)	HSA Match ($)	Life Insurance (Imputed Income) ($)	Total All Other Compensation ($)
Edward H. Schaefer	17,433	14,918	-	3,000	516	35,867
Nikola B. Schaumberg	10,257	8,883	-	3,000	141	22,282
David D. Rosenwald	-	-	61,398	2,000	377	63,776

(a)	Calculated using the closing market price as of the award date of December 31, 2018.
(b)	Mr. Rosenwald resigned effective July 26, 2018.

Benefit Plans and Agreements

Employment Agreements. In connection with the reorganization, First Federal Bank of Wisconsin entered into employment agreements with each of Mr. Edward H. Schaefer and Ms. Nikola B. Schaumberg, effective as of May 24, 2017. Each agreement has similar terms; however, Mr. Schaefer’s agreement has an initial term of three years and Ms. Schaumberg’s agreement has an initial term of eighteen months. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years for Mr. Schaefer’s agreement and eighteen months for Ms. Schaumberg’s agreement, unless a notice is provided to the executive that the agreement will not renew. The current base salaries for Mr. Schaefer and Ms. Schaumberg are $240,000 and $135,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees (and for Mr. Schaefer only, a company-owned automobile). The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of the executive’s office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of First Federal Bank of Wisconsin, (e) a material breach of the employment agreement by First Federal Bank of Wisconsin or (f) for Mr. Schaefer’s agreement only, failure to elect the executive to the Board of Directors of FFBW, Inc., FFBW, MHC or First Federal Bank of Wisconsin, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under First Federal Bank of Wisconsin’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or, if participation by the executive is not permitted under the terms of the applicable health plans, or if providing such benefits would subject First Federal Bank of Wisconsin to penalties, then First Federal Bank of Wisconsin shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits.

In the event of a change in control of First Federal Bank of Wisconsin or FFBW, Inc., followed by executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times for Mr. Schaefer (1.5 times for Ms. Schaumberg) the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under First Federal Bank of Wisconsin’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment, or if providing such benefits would subject First Federal Bank of Wisconsin to penalties, then First Federal Bank of Wisconsin shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by First Federal Bank of Wisconsin, plus, if the amount paid under such disability programs are less than the executive’s base salary, First Federal Bank of Wisconsin shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for one year following the termination of employment due to disability. First Federal Bank of Wisconsin will also provide the executive with continued non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to full-time employment with First Federal Bank of Wisconsin, (ii) the executive’s full-time employment with another employer, (iii) one year following the termination of employment due to disability, or (iv) death.

In the event of executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary for one year from executive’s death, and the executive’s family will be entitled to continued non-taxable medical and dental insurance for twelve months following the executive’s death.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete for a period of six months following termination of employment, or to solicit business or employees of First Federal Bank of Wisconsin and FFBW, Inc. for a period of one year following termination of employment.

Deferred Compensation Agreements. First Federal Bank of Wisconsin has entered into a deferred compensation agreement with Mr. Edward H. Schaefer. Under the terms of the agreement, Mr. Schaefer is entitled to the value of the account balance upon his termination of employment or death. First Federal Bank of Wisconsin will credit Mr. Schaefer’s account balance with $55,000 as of June 30, 2017, and First Federal Bank of Wisconsin will make an additional contribution of $55,000 on each subsequent June 30th through June 30, 2021, for a total contribution of $275,000, provided that Mr. Schaefer is employed with First Federal Bank of Wisconsin on the date of such contribution. First Federal Bank of Wisconsin may, in its sole discretion, make additional contributions to the account balance.

Life Insurance Agreement. First Federal Bank of Wisconsin is party to a life insurance agreement with Mr. Schaefer pursuant to which First Federal Bank of Wisconsin has purchased a life insurance policy on Mr. Schaefer’s life. Under the agreement, Mr. Schaefer’s beneficiary is entitled to a death benefit paid by the insurer from the policy proceeds equal to $85,000.

401(k) Plan. First Federal Bank of Wisconsin maintains the First Federal Bank of Wisconsin Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 21 and completed 1,000 hours of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2018, the salary deferral contribution limit is $18,500, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $24,500. Beginning in 2017, First Federal Bank of Wisconsin matches 100% of participant salary deferrals up to 4% of a participant’s annual compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with First Federal Bank of Wisconsin. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Employee Stock Ownership Plan. In connection with the reorganization, First Federal Bank of Wisconsin adopted an Employee Stock Ownership Plan for eligible employees. Eligible employees begin participation in the Employee Stock Ownership Plan upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The Employee Stock Ownership Plan trustee purchased, on behalf of the Employee Stock Ownership Plan, 3.92% of our outstanding shares (including shares issued to FFBW, MHC and the charitable foundation). The Employee Stock Ownership Plan funded its stock purchase with a loan from FFBW, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through First Federal Bank of Wisconsin’s contribution to the Employee Stock Ownership Plan and dividends payable on common stock held by the Employee Stock Ownership Plan over the anticipated 20-year term of the loan. The interest rate for the Employee Stock Ownership Plan loan is a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.

The trustee will hold the shares purchased by the Employee Stock Ownership Plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, such that the participant will be fully vested upon completion of five years of credited service. However, each participant who was employed by First Federal Bank of Wisconsin prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the Employee Stock Ownership Plan. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, a change in control, or termination of the Employee Stock Ownership Plan. Generally, a participant will receive a distribution from the Employee Stock Ownership Plan upon separation from service.

The Employee Stock Ownership Plan permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, First Federal Bank of Wisconsin will record a compensation expense for the Employee Stock Ownership Plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in FFBW Inc.’s earnings.

Outstanding Equity Awards at Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2018 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested (S)(3)
Edward H. Schaefer	-	81,003	10.73	12/19/2029	32,401	324,982
Nikola B. Schaumberg	-	32,401	10.73	12/19/2029	12,960	129,989

(1)	Stock options vest at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.
(2)	Restricted stock vests at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.
(3)	Reflects the closing market price of the stock on December 31, 2018 ($10.03) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

Stock Benefit Plan

2018 Equity Incentive Plan. In 2018, the Company’s stockholders approved the FFBW, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and executive officers.

The 2018 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 453,617 shares of FFBW, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of FFBW, Inc. common stock that may be issued under the 2018 Equity Incentive Plan pursuant to the exercise of stock option is 324,012, and the maximum number of shares of FFBW, Inc. common stock that may be issued as restricted stock awards is 129,605 shares.

The 2018 Equity Incentive Plan is administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2018 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2018 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2018 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2018 Equity Incentive Plan and any award agreement. The 2018 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

The Company’s employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and nonqualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the 2018 Equity Incentive Plan will be granted only in whole shares of common stock. All shares of restricted stock and all stock option grants will be subject to conditions established by the Committee that are set forth in the applicable award agreement.

The Committee has periodically approved awards under the 2018 Equity Incentive Plan. To date, all stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive any cash dividends paid on all restricted stock awards, whether such awards are vested or not, and have voting rights consistent with the holders of our common stock generally.

Director Compensation

The following table sets forth for the year ended December 31, 2018 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “ − Executive Officer Compensation − Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash	Stock awards(1)	Option awards(1)	All Other Compensation	Total
	($)	($)	($)	($)	($)
Katheryn Gutenkunst	16,500	49,948	32,307	—	98,755
Stephen W. Johnson	18,250	49,948	32,307	—	100,505
Thomas C. Martin	17,500	49,948	32,307	—	99,755
Thomas L. McKeever	17,500	49,948	32,307	—	99,755
Michael J. Pjevach	15,750	49,948	32,307	—	98,005
Daniel D. Resheter, Jr.	16,250	49,948	32,307	—	98,505
James A. Tarantino	22,500	74,944	48,462	—	145,906
Gary D. Riley	17,250	49,948	32,307	—	99,505

(1) These amounts represent the aggregate grant data fair value for outstanding stock option or restricted stock awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option and restricted stock awards are described in Note 20 of the notes to the consolidated financial statements included in the FFBW Inc. Annual Report on Form 10-K for the year ended December 31, 2018. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of FFBW Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by a director will be at or near the value shown above.

For the year ended December 31, 2018, each director of First Federal Bank of Wisconsin was paid a fee of $2,000 for each monthly meeting attended.

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2018 for each person who was serving as a director (other than Mr. Schaefer).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested (S)(3)
Katheryn Gutenkunst	-	9,257	10.92	11/28/2028	4,574	45,877
Stephen W. Johnson	-	9,257	10.92	11/28/2028	4,574	45,877
Thomas C. Martin	-	9,257	10.92	11/28/2028	4,574	45,877
Thomas L. McKeever	-	9,257	10.92	11/28/2028	4,574	45,877
Michael J. Pjevach	-	9,257	10.92	11/28/2028	4,574	45,877
Daniel D. Resheter, Jr.	-	9,257	10.92	11/28/2028	4,574	45,877
James A. Tarantino	-	13,886	10.92	11/28/2018	6,863	68,836
Gary D. Riley	-	9,257	10.92	11/28/2028	4,574	45,877

(1)	Stock options vest at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.
(2)	Restricted stock vests at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.
(3)	Reflects the closing market price of the stock on December 31, 2018 ($10.03) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of FFBW, Inc. has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wipfli LLP for the year ending December 31, 2019. A representative of Wipfli LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of FFBW, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wipfli LLP during the years ended December 31, 2018 and 2017.

	Year Ended December 31, 2018	Year Ended December 31, 2017

Audit Fees	$101,873	$132,544
Audit-Related Fees	$1,750	$112,797
Tax Fees	$-	$17,500
All Other Fees	$-	$-

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of FFBW, Inc.’s annual consolidated financial statements for the years ended December 31, 2018 and 2017, and the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2018 and 2017, including out of pocket expenses.

Audit-Related Fees. Audit-Related Fees during 2017 include fees billed for non-audit professional services rendered including research, correspondence, meetings and assistance relating to the mutual holding company formation and reorganization, and review of the associated stock offering materials and prospectus as filed with the SEC, and other SEC filings.

Tax Fees. Tax Fees include fees billed for professional services related to state tax opinion letters rendered during 2017.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Wipfli LLP. The Audit Committee concluded that performing such services does not affect the independence of Wipfli LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2018 and 2017, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2019.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2020 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at FFBW, Inc.’s executive office, 1360 South Moorland Road, Brookfield, Wisconsin 53005, no later than December 12, 2019, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Secretary not less than five days prior to the date of the annual meeting.

The 2020 annual meeting of stockholders is expected to be held May 27, 2020. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 22, 2020. If notice is received after May 22, 2020, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF FFBW, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2018 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, P.O. BOX 1037, BROOKFIELD, WISCONSIN 53005 (REGULAR MAIL), OR 1360 South Moorland Road, Brookfield, Wisconsin 53005 (OVERNIGHT DELIVERY) OR BY CALLING (262) 542-4448.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FFBW, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2018 Annual Report are each available on the Internet at www.firstfederalwisconsin.com.

By Order of the Board of Directors
Kathryn Sawyer Gutenkunst Corporate Secretary

Brookfield, Wisconsin

April 18, 2019

Fitch Proof - 12343_FFBW_Proxy_Card REV3- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FFBW, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1 AND 2.

1. The election of the following directors, each to serve for the indicated term.

(1)	Thomas L. McKeever	(one-year term)
(2)	Christine A. Specht	(three-year term)
(3)	José A. Olivieri	(three-year term)
(4)	James A. Tarantino	(three-year term)

FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT ☐

(Instruction: To withhold your vote for one or more nominees, mark "For All Except" and write the name(s) of the nominee(s) on the line(s) below.)

____

____

Please indicate whether you plan to attend the 2019 Annual Meeting of stockholders by checking this box. ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 18, 2019 and the 2018 Annual Report to Stockholders.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Fitch Proof - 12343_FFBW_Proxy_Card REV3- Back

FFBW, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 22, 2019

Important Notice Regarding the Availability of Proxy Materials:

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FFBW, INC.

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 22, 2019, at 2:00 p.m., Central time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated below.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)